Exhibit 99.1

Contact: Andre Scholz
Phone: 1-212-239-8210
E-mail: ascholz@kiwiboxinc.com

FOR IMMEDIATE RELEASE

Kiwibox.com, Inc. Announces Coverage by Harbinger Research

New York, November 29, 2011/ PR Newswire/ – Kiwibox.com (OTC: KIWB), announced today that Harbinger Research has recently issued an updated research report on Kiwibox.com.  Harbinger Research’s report is available on the Harbinger Research website at www.harbingerresearch.com.

Brian R. Connell, CFA, a Harbinger Research Senior Analyst, stated, "Kiwibox.com has recently adopted a new roll-up strategy involving smaller but successful social networking companies.  It recently announced an important acquisition of German social network Kwick! for approximately US$10M in cash, a valuation just over six time Kwick!'s reported 2010 net earnings.  We view this as an important step for Kiwibox.com, and believe additional positive developments are likely in the future."

"We are very pleased with the acquisition of Kwick! and we look forward to a very exciting 2012," stated Andre Scholz, the CEO of Kiwibox. "And we are extremely pleased to obtain coverage from a high quality, independent research firm to fully communicate the value of our Company."

About Kiwibox.com: Company History

Kiwibox.com was initially founded in 1999 to give teenagers a voice on the internet and was a leader in the teen oriented world for several years. In August 2007, the company was bought by Magnitude Information Systems, Inc., a publicly listed company. In 2008, the company launched a new version, Kiwibox 2.0 and in October 2009 the company launched Kiwibox 3.0, shifting its audience focus from teenagers to young adults. The new platform brings the community to the next level with the latest social network technology. As of December 31, 2009, Kiwibox Media Inc. merged with Magnitude Information Systems and renamed itself to Kiwibox.com, Inc. the New York-based social network. In the beginning of 2011 Kiwibox acquired Pixunity.de, a photoblog community and launched a U.S. version of this community in the  summer of  2011.  Effective  July 1,  2011 Kiwibox.com, Inc. became the owner of Kwick! – a top  social network community based in Germany. Kiwibox.com shares are freely traded on the bulletin board under the symbol KIWB.OB.

About Harbinger Research, LLC

Harbinger Research is an independent equity research firm that employs a research team consisting entirely of CFA charter holders and follows a number of companies across a wide variety of industries. Harbinger Research makes all of its reports available through its website at http://www.harbingerresearch.com, and also distributes content through a variety of partners, including most major financial portals.

Safe Harbor Statement

The information contained herein includes forward-looking statements. These statements relate to future events or to our future anticipated financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology. Such statements typically involve risks and uncertainties and may include financial projections or information regarding the progress of new product development and market conditions. Actual results could differ materially from the expectations reflected in such forward-looking statements as a result of a variety of factors. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We do not intend to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act. In addition, please refer to the Risk Factor section of our 2010 Form 10-K filed with the Securities and Exchange Commission on April 15, 2011, and detailed in other reports filed with the Securities and Exchange Commission from time to time.